UNITED STATES
                         SECURITIES EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 or 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT AUGUST 19, 2002

                             Commission file number:
                                     0-27229

                              AUTEO MEDIA, INC. fka
                       FLINTROCK FINANCIAL SERVICES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             NEVADA                                 88-0409163
    ------------------------            ------------------------------------
    (State of incorporation)            (IRS Employer Identification Number)

               22125 17th Avenue S.E., Suite 105 Bothell, WA 98021
               ---------------------------------------------------
                    (Address of principal executive offices)

                                 (425) 415-1694
              ----------------------------------------------------
              (Registrant's telephone number, including area code)




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Item 4. Changes in Registrant's Certifying Accountants


        (a) Previous independent accountants

            (i) On August 19, 2002, Auteo Media Corporation (the "Company") was notified via facsimile from Grant Thornton LLP ("GT") that they were resigning as our independent accountants due to the decline in expected future operations resulting from the sale of the Company's data collection and labeling operations in July 2002.

            (ii) The reports of GT on the Company's financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

            (iii) The Company's Board of Directors have accepted and approved the resignation of Grant Thornton as independent accountants.

            (iv) During the Company's two most recent fiscal years and through the date of this report, there have been no disagreements between the Company and GT on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of GT would have caused them to make reference thereto in their report on the Company's financial statements for such years.

            (v) The Company has provided GT with a copy of the disclosures contained herein and has requested that GT furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made by the Company in response to this item and, if not, stating the respects in which it does not agree. The Company has filed as an exhibit hereto the response of GT to such disclosures.


        (b) New independent accountants

            The Company's Board of Directors are in the process of interviewing prospective accounting firms. We will file an amended Form 8-K upon the appointment of new independent accountants.


Item 7. Financial Statements and Exhibits

        Exhibit               Name of Exhibit
        -------               ---------------

        16.1                  Letter from Grant Thornton LLP




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   AUTEO MEDIA, INC.
                                   (Registrant)



                                   By:    /s/ Steve Van Leeuwen
                                          ---------------------------
                                          Steve Van Leeuwen
                                          Chairman and Chief Executive Officer

                                   Date:  August 23, 2002




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     Table of Exhibits


     Exhibit               Name of Exhibit
     -------               ---------------

     16.1                  Letter from Grant Thornton LLP










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